UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2016

Lightstone Real Estate Income Trust Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-200464	47-1796830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1

Lakewood, New Jersey 08701

(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 18, 2016, the Audit Committee (the “Committee”) of the Board of Directors of Lightstone Real Estate Income Trust Inc. (the “Company”), after discussion with management and its independent registered public accountants, determined that the Company’s unaudited financial statements for the quarter ended June 30, 2016, as reported in the Company’s Quarterly Report on Form 10-Q filed on August 15, 2016 and the Company’s unaudited financial statements for the quarter ended March 31, 2016, as reported in the Company’s Quarterly Report on Form 10-Q filed on May 16, 2016 should no longer be relied upon due to an error identified therein, and that a restatement of these financial statements is required.

In preparing the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, the Company erroneously classified aggregate advances made under the subordinated agreement with its sponsor of $5,682,013 as a component of stockholders’ equity rather than a liability on its balance sheet as of June 30, 2016 and its operating results did not reflect $11,649 of interest expense which should have been incurred on such advances during both the three and six months ended June 30, 2016. The balance sheet as of June 30, 2016 will be restated to reclassify the $5,682,013 of aggregate advances from a component of stockholders’ equity to liabilities and to reflect the $11,649 of interest expense accrued on such advances and the statement of operations for the three and six months ended June 30, 2016 will be restated to record $11,649 of interest expense.

The table below shows the effect of the balance sheet classification error on total liabilities and total stockholders' equity as of June 30, 2016.

	As of June 30, 2016
	As Reported	As Restated

Total Assets	$16,417,623	$16,417,623

Total Liabilities	$427,120	$6,120,782

Total Stockholders' Equity	$15,990,503	$10,296,841

Total Liabilities and Stockholders' Equity	$16,417,623	$16,417,623

In preparing the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, the Company erroneously classified aggregate advances made under the subordinated agreement with its sponsor of $3,109,013 as a component of stockholders’ equity rather than a liability on its balance sheet as of March 31, 2016. The balance sheet as of March 31, 2016 will be restated to reclassify the $3,109,013 of aggregate advances from a component of stockholders’ equity to liabilities.

The table below shows the effect of the balance sheet classification error on total liabilities and total stockholders' equity as of March 31, 2016.

	As of March 31, 2016
	As Reported	As Restated

Total Assets	$10,325,953	$10,325,953

Total Liabilities	$409,529	$3,518,542

Total Stockholders' Equity	$9,916,424	$6,807,411

Total Liabilities and Stockholders' Equity	$10,325,953	$10,325,953

The Company expects to file an amended Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2016 and an amended Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2016 on November 21, 2016.

Discussion with Independent Registered Public Accountants

The Audit Committee has discussed the matters disclosed in this Form 8-K pursuant to this Item 4.02(a) with the Company’s independent registered public accounting firm, EisnerAmper LLP.

Controls and Procedures

In connection with our management’s assessment of our internal control over financial reporting as of March 31, 2016, June 30, 2016 and September 30, 2016, we identified a material weakness in our internal control over financial reporting pertaining to our accounting for a significant and unusual transaction related to advances made under a subordinated agreement which we entered into with our sponsor on March 18, 2016. Our control activities were not designed appropriately to ensure that our related accounting conclusions were sufficiently documented and reviewed for compliance with U.S. generally accepted accounting principles (“GAAP”) with respect to the application of GAAP to this complex instrument which included characteristics of both debt and equity. The material weakness resulted in a balance sheet misclassification error as of March 31, 2016 and June 30, 2016 and an under-accrual of interest expense of $11, 649 within our statements of operations for the three and six months ended June 30, 2016. As a result, we have restated our financial statements for the quarterly periods ended March 31, 2016 and June 30, 2016. Additionally, prior to the issuance of our consolidated financial statements for the quarterly period ended September 30, 2016, we have corrected the balance sheet misclassification error as of September 30, 2016 and properly accrued interest expense within our consolidated statements of operations for the three and nine months ended September 30, 2016.

Management has undertaken steps to enhance and revise the design of our controls and procedures over our accounting for instruments which have the characteristics of both debt and equity. The material weakness will not be considered remediated until the applicable remedial controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively. We expect that the remediation of this material weakness will be completed prior to the end of fiscal year 2016.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements regarding the nature of the corrected accounting methodology, the estimated impact of these corrections on both historical and future financial results, the timing of the amended quarterly report on Form 10-Q, and management’s ongoing evaluation of the impact of the restatement on its internal control over financial reporting and disclosure controls and procedures. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, including the Company’s expectations regarding materiality or significance, the restatement’s quantitative effects, the effectiveness of the Company’s disclosure controls and procedures and the effectiveness of the Company’s internal control over financial reporting, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing with the U.S. Securities and Exchange Commission of the amended periodic report described herein or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or delay the filing of the corrected or future periodic reports with the U.S. Securities and Exchange Commission. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE REAL ESTATE INCOME TRUST INC.

Date: November 21, 2016	By:	/s/ Donna Brandin
Donna Brandin
Chief Financial Officer and Treasurer